UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2025

Robinhood Markets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40691	46-4364776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Willow Road
Menlo Park, CA 94025
(Address of principal executive offices) (Zip Code)

(844) 428-5411
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	HOOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 – Results of Operations and Financial Condition.

Financial Results for the Third Quarter of 2025

On November 5, 2025, Robinhood Markets, Inc. (the "Company" or “Robinhood”) issued a press release regarding its financial results for the quarter ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report. As previously announced, Robinhood will host an earnings video call on November 5, 2025 at 2:00 p.m. PT/5:00 p.m. ET.

The information furnished with Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Principal Financial Officer / Principal Accounting Officer Transition

On October 30, 2025, Jason Warnick, the Chief Financial Officer (“CFO”) of the Company, informed the Company of his decision to retire from the Company. To facilitate the transition of Mr. Warnick’s role, he will transition from CFO (in which capacity he is the Company’s principal financial officer and principal accounting officer) to an advisory role in the first quarter of 2026 and will remain employed with the Company until September 1, 2026.

In connection with Mr. Warnick’s planned retirement, Shiv Verma, the Company's Senior Vice President of Finance and Strategy, and Treasurer, will take over the role of CFO when Mr. Warnick transitions into the advisory role, subject to his appointment by the Company’s Board of Directors. Mr. Verma currently has responsibilities for the Company’s Finance, Treasury, Corporate Strategy, and Corporate Development teams.

Item 9.01     Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
99.1	Press release dated November 5, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robinhood Markets, Inc.

Date:	November 5, 2025	By:	/s/Jason Warnick
Name: Jason Warnick
Title: Chief Financial Officer